SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2013

Ally Auto Receivables Trust 2013-1

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-163392-17	30-6347763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:(313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $24,300,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-163392) under the Securities Act of 1933, as amended (the “Act”), filed on November 27, 2009, as amended by Pre-Effective Amendment No. 1 on January 27, 2010 (as amended, the “Registration Statement”). Ally Auto has filed a Form S-3 (Registration File No. 333-186227) under the Act on January 25, 2013 (the “New Registration Statement”). Pursuant to Rule 415(a)(5)(ii)(A) under the Act, the securities registered under the Registration Statement may be offered and sold prior to the effectiveness of the New Registration Statement.

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2013-1 (the “Issuing Entity”) issued $280,000,000 aggregate principal balance of Class A-1 0.25000% Asset Backed Notes (the “Class A-1 Notes”), $377,000,000 aggregate principal balance of Class A-2 0.46% Asset Backed Notes (the “Class A-2 Notes”), $377,000,000 aggregate principal balance of Class A-3 0.63% Asset Backed Notes (the “Class A-3 Notes”), $147,340,000 aggregate principal balance of Class A-4 0.84% Asset Backed Notes (the “Class A-4 Notes,” and together with the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”), $37,780,000 aggregate principal balance of Class B 1.15% Asset Backed Notes (the “Class B Notes”), $25,190,000 aggregate principal balance of Class C 1.40% Asset Backed Notes (the “Class C Notes”) and $12,590,000 aggregate principal balance of Class D 1.85% Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”) on April 10, 2013 (the “Closing Date”). Only the Offered Notes were offered publicly for sale. The Class B Notes, the Class C Notes and the Class D Notes will be initially held by Ally Subordinate Holdings LLC, an affiliate of the Depositor. The Class A-1 Notes and the Certificates will be initially retained by the Depositor.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date, between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement, dated as of April 3, 2013, filed with the Commission pursuant to Rule 424(b)(5) of the Act on April 5, 2013.

Item 9.01. Exhibits

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2013-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 10, 2013.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of April 10, 2013.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of April 10, 2013.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-1, as Issuing Entity, dated as of April 10, 2013.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of April 10, 2013.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2013-1, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 10, 2013.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-1, as Issuing Entity, dated as of April 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: April 10, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2013-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 10, 2013.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of April 10, 2013.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of April 10, 2013.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-1, as Issuing Entity, dated as of April 10, 2013.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of April 10, 2013.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2013-1, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 10, 2013.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-1, as Issuing Entity, dated as of April 10, 2013.